TOTAL RESEARCH CORPORATION
                               5 INDEPENDENCE WAY
                           PRINCETON, NEW JERSEY 08543

                                             November 7, 2000



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Total Research Corporation to be held on Thursday, December 7, 2000, at 11:00 a.m. at the Marriott Hotel, Forrestal Center, 201 Village Boulevard, Princeton, New Jersey.

         We hope that you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the Annual Meeting or not, we urge you to sign, date, and return the enclosed proxy as soon as possible in the postage-paid envelope provided. This will ensure representation of your shares in the event that you are unable to attend the Annual Meeting.

         The matters expected to be acted upon at the Annual Meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

         The directors and officers of Total Research Corporation look forward to meeting with you.

                                                     Sincerely,


                                                     David Brodsky
                                                     Chairman of the Board

                           TOTAL RESEARCH CORPORATION
                               5 INDEPENDENCE WAY
                           PRINCETON, NEW JERSEY 08543
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:             December 7, 2000, 11:00 a.m., Eastern Standard Time

Place:                     Marriott Hotel
                           Forrestal Center
                           201 Village Boulevard
                           Princeton, New Jersey 08540

Purpose:                   1.  Elect directors.
                           2.  Ratify appointment of independent accountants.
                           3.  Conduct other business if properly raised.

Who may vote:              Only stockholders of record on October 31, 2000.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                     JANE B. GILES
                                                     Secretary

November 7, 2000

                           TOTAL RESEARCH CORPORATION
                               5 INDEPENDENCE WAY
                          PRINCETON, NEW JERSEY 08543
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TABLE OF CONTENTS

                                                                           Page

General Information......................................................      1


Board of Directors Proposal No.  1
   Election of Class I Directors.........................................      2

   Board Committees......................................................      3

   Director Compensation.................................................      4

   Director and Executive Officer Stock Ownership........................      4

   Information Concerning Executive Officers.............................      6

   Report of the Compensation Committee on Executive Compensation........      7

   Executive Compensation................................................      8

   Stock Performance Graph...............................................      9

   Certain Relationships and Related Transactions........................     10

Board of Directors Proposal No.  2
  Ratification of Appointment of Independent Auditors ...................     10

Fiscal Year 2000 Annual Report and Form 10-K.............................     11

Additional Information...................................................     11

Other Business...........................................................     12

Appendix 1
   Audit Committee Charter...............................................    A-1
--------------------------------------------------------------------------------

IMPORTANT: Stockholders are requested to DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided.

--------------------------------------------------------------------------------

                           TOTAL RESEARCH CORPORATION
                               5 Independence Way
                          Princeton, New Jersey 08543

                                PROXY STATEMENT

                              GENERAL INFORMATION

Who may vote

         Stockholders of Total Research Corporation ("Total Research" or the "Company"), as recorded in our stock register on October 31, 2000, may vote at the Annual Meeting.

How to vote

         You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

How proxies work

         The Company's Board of Directors (the "Board") is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the ratification of the appointment of Ernst & Young LLP as independent auditors for 2001.

         You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. The Company's employees receive a separate card for any shares held in the Company's Employee Stock Purchase Plan. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

         You may revoke a proxy before it is voted by submitting a new proxy with a later date; by voting in person at the Annual Meeting; or by notifying the Company's Secretary in writing at the address listed under "Additional Information - Questions" on page 12.

Confidential voting

         Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy will be sent to us if you write comments on the card.

Quorum

         In order to carry on the business of the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Shares owned by Total Research are not voted and do not count for this purpose.

Votes needed

         Election as a director requires a plurality of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

For the other proposal to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required.

         The inspectors of election will treat abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) as shares that are present and entitled to vote for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. The inspectors of election will treat broker non-votes as shares that are unvoted and not present on such proposals. With regard to proposals other than the election of directors such broker non-votes will have no effect on the outcome.


Attending in person

         Only stockholders, their proxy holders and the Company's guests may attend the Annual Meeting.

         If you hold your shares through someone else, such as a stockbroker, bring proof of your ownership to the Annual Meeting. Acceptable proof could include an account statement showing that you owned Total Research shares on October 31, 2000.

Cost of proxy

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of common stock.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS
                              ---------------------

                           (Item 1 on the proxy card)

         Under the Company's Certificate of Incorporation, as amended, the Board of Directors is classified into three classes. The two directors serving in Class I have terms expiring at the 2000 Annual Meeting. The Board of Directors has nominated the Class I directors currently serving on the Board of Directors, Albert Angrisani and J. Edward Shrawder, for election to serve as directors of the Company for a three-year term until the 2003 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.
         Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

         The Board of Directors oversees the management of the Company on your behalf. The Board reviews the Company's long-term strategic plans and exercises direct decision-making authority in essential areas. The Board chooses the Chief Executive Officer, sets the scope of his authority to manage the Company's day-to-day business and evaluates his performance.

         Of the slate of directors proposed by Total Research, one of the two nominees is not an employee of the Company. The table below sets forth the names, ages, current positions with the Company and personal information of each of the nominees for director.

         The Board recommends that you vote FOR each of the nominees:

Albert Angrisani.................     Mr.  Angrisani  has  been  the   Company's
Age 51                                President   and  Chief  Executive  Officer
Director since 1994                   since July 1998.  Prior to July 1998,  Mr.
Class I                               Angrisani was aconsultant  to the Company.
                                      From   January   1993  to April 1998,  Mr.
                                      Angrisani   was  the   President   of  the
                                      Princeton-Potomac  Management Company,   a
                                      consulting  and   financial services firm.

J. Edward Shrawder...............     Mr. Shrawder  has been the Chief Financial
Age 59                                Officer  of  Kent  Research,  a  marketing
Director since 1993                   research firm  located in Illinois,  since
Class I                               1990.  From 1987 to 1990, he was President
                                      of Elrick & Lavidge, a major marketing research firm.

                                BOARD COMMITTEES

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board appoints committees to help carry out its duties. In particular, committees work on key issues in greater detail than would be possible at Board meetings. Each committee reviews the results of its meetings with the full Board.

         The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. In fiscal 2000, the Board of Directors met three times and acted by unanimous written consent on two occasions, the Compensation Committee met once, the Audit Committee met once and the Executive Committee met six times.

         The Audit Committee reviews the adequacy of internal controls, the results and scope of annual audits and other services provided by the Company's independent auditors. In fiscal 2000, the Audit Committee was composed of Messrs. John P. Freeman, George Lindemann and J. Edward Shrawder (Chair).

         The Compensation Committee establishes salaries, bonuses, and other forms of compensation for executives of the Company and such other employees of the Company as assigned thereto by the Board. In fiscal 2000, the Compensation Committee was composed of Messrs. Albert Angrisani, David Brodsky, John P. Freeman, George Lindemann and Howard Shecter (Chair).

         The Executive Committee has broad power to act on behalf of the Board. This committee was established in July 1998. In fiscal 2000, the Executive Committee was composed of Messrs. Albert Angrisani, David Brodsky (Chair), Howard Shecter and Lorin Zissman.

         The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole. Any stockholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the applicable procedures set forth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the Corporate Secretary at the Company's principal executive offices, 5 Independence Way, Princeton, NJ 08543.

         During the period in which each person served as a director, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board on which such person served.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee, which consists solely of independent members of the Company's Board of Directors, has reviewed and discussed with management the audited financial statements included in the Company's 2000 Annual Report of Form 10-K. Additionally, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young, LLP, the independent accountants, required by Independence Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence. Based on this discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K. A written Audit Committee Charter, attached as Appendix 1 to this Proxy Statement, was adopted by the Board of Directors on June 1, 2000.

                        John P. Freeman, George Lindemann and J. Edward Shrawder

                              DIRECTOR COMPENSATION

         Directors who are employees of the Company receive no compensation for serving on the Board of Directors. Non-employeedirectors are reimbursed for their out-of-pocket expenses in attending Board meetings. Each non-employee director receives 50,000 stock options upon joining the Board of Directors and 10,000 stock options at the end of each year of service on the Board of Directors. See also "Certain Relationships and Related Transactions - Agreements with Other Employee Directors."

                 DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

         The following table sets forth information, as of October 1, 2000, concerning the Common Stock of the Company beneficially owned by (i) each director and nominee of the Company, (ii) the Company's Chief Executive Officer and its other four most highly compensated Executive Officers during the fiscal year ended June 30, 2000 (collectively, the "Named Executive Officers") and all executive officers and directors as a group, and (iii) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.

         NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES BENEFICIALLY OWNED                    PERCENT OF
                                                                                                        OUTSTANDING SHARES
Albert Angrisani(1)                                                      588,225                                 *
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

Doug Berdie(2)                                                           45,400                                 *
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

David Brodsky (3)                                                        725,693                               5.4%
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

Theresa Flanagan (4)                                                     215,428                                *
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

John P. Freeman                                                          200,000                               1.6%
c/o Covenant Partners
500 N. Gulph Road, Suite
King of Prussia, PA  19406

Patti Hoffman(5)                                                         193,651                               1.0%
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

George L.  Lindemann(6)                                                  243,048                               1.5%
c/o Southern Union Company
767 Fifth Avenue, 50th Floor
New York, New York 10153



                                      -4-

         NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES BENEFICIALLY OWNED                    PERCENT OF
                                                                                                        OUTSTANDING SHARES
Mark Nissenfeld(7)                                                       186,540                               1.0%
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

Howard Shecter(8)                                                        296,380                               1.7%
c/o Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178

J. Edward Shrawder(9)                                                    188,777                               1.1%
c/o Kent Research
1716 Livingston Street
Evanston, Illinois 60201

Lorin Zissman                                                          1,254,874                               9.8%
c/o Total Research Corporation
5 Independence Way
Princeton, New Jersey 08543

All directors and executive officers as a group (18                    4,267,958                              25.1%
persons) (10)
                                                         --------------------

* Less than 1%

(1)      Includes 40,000 shares  subject  to options exercisable within 60 days,
         an   additional 500,000  options  exercisable  within  60  days subject
         to  certain  forfeiture   and   performance  contingencies  and  28,225
         performance bonus shares.
(2)      Includes 29,500 shares subject to options exercisable within 60 days.
(3)      Includes 43,332 shares subject to options exercisable within 60 days.
(4) Includes 125,040 shares subject to options exercisable within 60 days and 10,000 shares owned jointly with his spouse.
(5)      Includes 63,465 shares subject to options exercisable within 60 days.
(6)      Includes 49,998 shares subject to options exercisable within 60 days.
(7)      Includes 63,465 shares subject to options exercisable within 60 days.
(8) Includes 83,330 shares subject to options exercisable within 60 days and 20,000 shares owned jointly with his spouse.
(9)      Includes 46,666 shares subject to options exercisable within 60 days.
(10)     Includes  an   aggregate   of   1,070,996  shares  subject  to  options
         exercisable within 60 days.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consisted of Albert Angrisani, David Brodsky, John P. Freeman, George Lindemann and Howard Shecter. Mr. Angrisani, in addition to being a director, is also President and Chief Executive Officer of the Company. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to report their ownership of and transactions in the Company's Common Stock to the Securities and Exchange Commission and the Nasdaq National Market. Copies of these reports are also required to be supplied to the Company. The Company believes, based solely on a review of the copies of such reports received by the Company, that all applicable Section 16(a) reporting requirements were complied with during 2000.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         The following table provides certain information as of October 1, 2000, about each of the Company's executive officers.

            NAME                          POSITION(S) WITH COMPANY
            ----                          ------------------------
      Albert Angrisani         President, Chief Executive Officer and Director
         Doug Berdie                 President, Strategic Brand Research
     Matthew J. Campion        Executive Vice President, Global Life Sciences
        Gareth Davies             Managing Director, Total Research Europe
      Theresa Flanagan                   President, Customer Loyalty
        Jane B. Giles                        Corporate Secretary
       William Guerin               Vice President, Business Development
        Patti Hoffman                   Chief Administrative Officer
        Matthew Kirby           Acting Chief Financial Officer, Acting Chief
                                  Accounting Officer, and Acting Treasurer
        Chris Kuever                 Senior Vice President and Director
                                              Global Operations
      Russell V. Nathan                Chairman, Total Research Europe
   Mark Nissenfeld, Ph.D.   Executive Vice President and Director of Pricing and
                                          Project Management Financial Controls

         The business experience, principal occupation, employment and certain other information concerning each of the Company's executive officers is set forth below. Information regarding the business experience of Mr. Angrisani is set forth above under the caption "Election of Directors".

         Doug Berdie has been  President of  Strategic   Brand  Research   since
November 1998. He joined the Company in February 1989 and served as Director of Research from 1989 to 1998.

         Matthew J. Campion has been Executive Vice President, Global Life Sciences since July 1999. He joined the Company in July 1986 and served as an Account Executive from 1995 to 1999.

         Gareth Davies assumed the position of Managing Director, Total Research Europe in June 1998. In 1989 he joined Business Marketing Services as a
Financial Controller and had been their Financial Director prior to their purchase by Total Research Corporation in 1994.

         Theresa Flanagan became President of the Customer Loyalty division of the Company in July 1996. Ms. Flanagan joined the Company in 1983 and served as Senior Vice President from June 1993 to July 1996.

         Jane B. Giles has been Corporate Secretary since July 1, 1999. She joined the Company in April 1997 as Human Resources Manager. Prior to joining the Company she had been with Mobil Oil Corporation for 20 years as a Human Resources Specialist.

         William Guerin joined the Company in July 1999 as Vice President of Business Development. Prior to opening his own consulting firm in August 1998, he served as Manager of Sales Performance for Pennsylvania Power and Light Company, Inc. from 1996 to 1998.

         Patti Hoffman assumed the position of Chief Administrative Officer effective July 1, 1999. From June 1996 to June 1999, she had been President of the U .S. Regional Offices division of the Company.

Ms. Hoffman joined the Company in February 1995 as Vice President-Human Resources. Prior to that time, Ms. Hoffman was an independent human resources consultant.

         Matthew Kirby joined the Company in April 2000 as Acting Chief Financial Officer, Acting Chief Accounting Officer and Acting Treasurer. Prior to joining the Company he had been with United News and Media, plc as Executive Vice President, Chief Financial Officer from 1989 to 2000. From 1984 to 1989 he had been Director of Accounting with USA Network and from 1981 to 1984 he was International Accountant for AFS International/Intercultural Programs, Inc.

         Chris Kuever became Senior Vice President and Director of Global Operations in January 1999. He joined the Company March 1989 and most recently was Vice President and Director of Data Processing.

         Russell V. Nathan was founder, chairman and managing director of Romtec plc which went public on an IPO on the London Stock Exchange in April 1996. Since the acquisition of Romtec plc by Total Research Corporation on May 12, 2000, Mr. Nathan has served as Chairman of Total Research Europe. In 1997, Mr. Nathan was awarded a Commander of the British Empire in Queen's Birthday Honours. Mr. Nathan is past chairman of Thames Valley Enterprise, Thames Valley Business Link and Thames Valley Economic Partnership. Currently he is a Vice-President of the Marketing Council and a Director of the South East England Development Agency.

         Mark Nissenfeld, Ph.D., became Executive Vice President and Director of Pricing and Project Management Financial Controls in July 2000. From July 1996 to July 2000, he was President of the Global Life Sciences division of the Company. Dr. Nissenfeld joined the Company in June 1993 as Research Director of the Company and Managing Director of the Life Sciences division.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and approves the compensation of executives of the Company and such other employees of the Company as assigned thereto by the Board and makes recommendations to the Board with respect to standards for setting compensation levels and employee benefit programs. The Compensation Committee adopted the Report on Executive Compensation set forth below.

REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation for fiscal 2000 consisted of two primary components: base salary and bonus. The base salary and bonus of the Named Executive Officers is established in such officer's employment agreement. See "Certain Relationships and Related Transactions - Employment Agreements".

         The salary and bonus components of the Company's executive compensation are together designed to facilitate fulfillment of the following compensation objectives: (i) retaining competent management; (ii) rewarding management for the attainment of short and long term accomplishments; (iii) aligning the interests of management with those of the Company's stockholders; and (iv) relating executive compensation to the achievement of the Company's goals and financial performance.

         Base Salary. The base salary of each of the Named Executive Officers in fiscal 2000 was paid in accordance with the terms of their respective employment agreements.

         Bonuses. The Compensation Committee believes that awarding annual bonuses provides an incentive and reward for short-term financial success and long-term Company growth. The bonus component of the long-term employment agreements of each of the executive officers is intended to link compensation in significant part to the Company's financial performance and the attainment of the Company's goals. The bonus earned by each of the executive officers was calculated in accordance with a formula set forth in such officer's employment agreement which entitles such officer to a bonus based on their business unit and/or Company's financial performance for each fiscal year. See "Certain Relationships and Related Transactions - Employment Agreements".

         Incentive Stock Options. The Company uses incentive stock options as a long-term, non-cash incentive and to align the long-term interests of executive officers and stockholders of the Company. Stock options are awarded based upon the market price of the Common Stock on the date of grant and are linked to future performance of the Company's stock because they do not become valuable to the holder unless the price of the Company's stock increases above the price on the date of grant. The number of options granted to an executive officer as a form of non-cash compensation is determined by the following factors: (i) the number of stock options previously granted to an Executive Officer; (ii) the Executive Officer's remaining options exercisable; and (iii) the value of those remaining stock options as compared to the anticipated value that an Executive Officer will add to the Company in the future.

         Compensation of the Chief Executive Officer. The compensation package of Mr. Angrisani, the Company's President and Chief Executive Officer, consists primarily of base salary and bonus components. The levels of base salary and bonus, as well as the factors considered in determining such levels, are established by Mr. Angrisani's Employment Agreement and the Compensation Committee.

         In fiscal 2000, Mr. Angrisani earned a base salary of $200,000 and an estimated bonus of $125,000. In addition, pursuant to his employment agreement, Mr. Angrisani receives certain other customary perquisites and benefits. As of October 1, 2000, Mr. Angrisani beneficially owned 500,000 options subject to certain forfeiture and performance contingencies, and 430,000 incentive stock options were granted to Mr. Angrisani on April 6, 1999. The vesting of the additional 430,000 options is contingent upon meeting designated performance goals.

          Albert Angrisani, David Brodsky, John P. Freeman, George Lindemann, Howard Shecter

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation earned, whether paid or deferred, by each Named Executive Officer for services rendered in all capacities to the Company during the fiscal years ended June 30, 1998, 1999 and 2000.

                                                                           Long-Term Compensation
                                                                                   Awards                    All Other
                                         Annual Compensation                Securities Underlying          Compensation
Name and Principal Position      Year      Salary ($)      Bonus ($)             Options (#)                    ($)

Albert Angrisani.........        2000        200,000           -                      -                      18,000(4)
  President and Chief            1999        175,000        125,000              430,000(3)                  12,000(5)
  Executive Officer (1)          1998        175,000(2)     43,900                    -                          -

Doug Berdie..................              2000        140,000           -                      -                      10,200(4)
  President - Strategic          1999        130,000        55,150                    -                       7,400(4)
  Brand Research                 1998        120,000        10,000                    -                          -

Patti Hoffman............        2000        150,000           -                      -                      10,500(4)
  Chief Administrative           1999        140,000        40,000                    -                      10,140(4)
  Officer
  Offices division               1998        120,000        32,800                    -                       4,140(6)

                                      -8-

 Mark Nissenfeld.........        2000        170,000           -                      -                      11,100(4)
  Executive Vice President  &    1999        155,847           -                      -                      12,000(4)
  Director of Pricing &          1998        120,000        32,000                    -                       4,140(6)
  Project
  Management Financial
  Controls

Theresa Flanagan.........        2000        140,000           -                                             10,200(4)
  President - Customer           1999        134,480        44,300                    -                      10,034(4)
  Loyalty division               1998        120,000         6,000                    -                       3,695(6)

--------------------------------------------------------------------------------
(1) Mr. Angrisani assumed the responsibilities of President and Chief Executive Officer of the Company on July 1, 1998. Prior to July 1998, Mr. Angrisani was a consultant to the Company.
(2) Represents fees paid to Mr. Angrisani in his capacity as a consultant to the Company.
(3) Represents Incentive Stock Options granted to Mr. Angrisani. See "Report on Executive Compensation - Compensation of the Chief Executive Officer."
(4) Represents Company's match on employee 401(k) contributions and car allowance.
(5)      Represents Mr. Angrisani's car allowance.
(6)      Represents Company's match on 401(k) plan contributions.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND VALUE OF OPTIONS AT FISCAL YEAR END

                                                               Number of                     Value of
                                                               ---------                     --------
                                                               Securities                  Unexercised
                                                               ----------                  -----------
                         Number of                             Underlying                  in-the-money
                         ---------                             ----------                  ------------
                          Shares                              Unexercised                  Options at
                          ------                              -----------                  ----------
                        Acquired on      Value         Options at Fiscal Year-End      Fiscal Year-End (1)
                        -----------      -----         --------------------------      -------------------
        Name             Exercise       Realized      (Exercisable/Unexercisable)  (Exercisable/Unexercisable)
        ----             --------       --------      ---------------------------  ---------------------------
                                          ($)                     (#)                          ($)
                                          ---                     ---                          ---
Angrisani, Albert            -             -                540,000/430,000              994,240/174,580
Berdie, Doug              10,000         27,810              29,500/40,000                40,758/16,240
Flanagan, Theresa         61,500        171,032              125,040/63,460              246,141/124,921
Hoffman, Patti            123,075       342,272              63,465/63,460               124,931/124,921
Nissenfeld, Mark          123,075       342,272               63,465/63460               124,931/124/921
-----------------------

(1) Market value of underlying shares of Common Stock, based on the average of the high and low sales price ($2.781), on June 30, 2000, minus the aggregate exercise price.

                                PERFORMANCE GRAPH



         The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for the Nasdaq Composite Index and the Nasdaq Industrial Index. The graph assumes an investment of $100 on June 30, 1995. Reinvestment of dividends is assumed in all cases.


                              [Performance Graph]

         The comparisons on the graph above are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with Albert Angrisani, pursuant to which he serves as President and Chief Executive Officer of the Company for a three year term ending June 30, 2001, at an annual salary of $200,000, subject to adjustment by the Executive Committee of the Board of Directors in fiscal years 2000 and 2001, based on changes in corporate goals and objectives. Mr. Angrisani is also entitled to receive a bonus of up to $125,000 per annum based upon the Company's financial performance. If Mr. Angrisani's employment is terminated by the Company for any reason other than Cause (as defined therein) or disability or following a Change in Control (as defined therein), or Mr. Angrisani terminates his employment for Good Reason (as defined therein), then the Company is obligated to pay him a lump sum cash severance payment of $1,000,000, in addition to continuing to provide all employee benefits to Mr. Angrisani and his family for the remainder of the Term (as defined therein) and all options held by Mr. Angrisani would vest immediately. Mr. Angrisani has agreed not to engage in a Competing Business (as defined therein) during the Term and for a period of one year thereafter, subject to certain exceptions. Mr. Angrisani's employment agreement provides for three non-collateralized annual loans of $100,000 each from the Company. The entire principal and interest on such loans is due on June 30, 2001; provided, that the entire amount may forgiven under certain circumstances described in Mr. Angrisani's employment agreement.

         The Company has entered into an employment agreement with each of Doug Berdie, Theresa Flanagan, Patti Hoffman and Mark Nissenfeld, pursuant to which each serves as an executive officer of the Company for the following periods:
Patti Hoffman and Mark Nissenfeld for the term ending December 31, 2000; Doug Berdie and Theresa Flanagan for the term ending June 30, 2001. Each of such executive officers is entitled to participate in all benefit plans and performance bonuses offered by the Company. Each such executive officer has agreed not to solicit any of the Company's clients or employees for a period of one year following the termination of his or her respective employment agreement.

AGREEMENTS WITH OTHER EMPLOYEE DIRECTORS

         The Company has employment agreements with certain of its executive officers. See "Report on Executive Compensation". In addition, Messrs. Brodsky and Shecter have employment agreements for the period of April 1, 1999 through June 30, 2000, for $125,000 and $75,000, respectively, to compensate them for their active participation in specific aspects of the Company's business. Messrs. Brodsky and Shecter's employment agreements are subject to adjustment by the Compensation Committee of the Board of Directors in fiscal years 2000 and 2001, based on changes in corporate goals and objectives.

                                 PROPOSAL NO. 2:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                           (Item 2 on the proxy card)

         The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young") as independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2001, subject to ratification by the Company's stockholders at the Annual Meeting. Ernst & Young began to serve as independent auditors for Total Research following the Company's dismissal of Amper, Politzimer & Mattia ("APM"), effective on October 22, 1998. If the stockholders reject the appointment, the Board will reconsider its selection. If the stockholders ratify the appointment, the Board, in its sole discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company. The Company has been advised that a representative of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if he or she wishes and is expected to be available to respond to appropriate questions.

DISMISSAL OF FORMER ACCOUNTANT

         Effective on October 22, 1998, the Company dismissed APM as the Company's principal independent accountants. The decision to change independent accountants was recommended by the Audit Committee of the Company's Board of Directors.

         The reports of APM on the Company's financial statements as of and for each of the fiscal years ended June 30, 1997 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the financial statements of the Company for the years ended June 30, 1997 and 1998 and during the interim period through the date of APM's dismissal, there were no disagreements between the Company and APM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to APM's satisfaction, would have caused APM to make reference to such matter in its reports. Further, during such periods, there were no events of the type required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-K.

ENGAGEMENT OF NEW ACCOUNTANT

         On or about the date of the dismissal of APM, the Company appointed Ernst & Young as the Company's new independent accountants.

         During the Company's two most recent fiscal years or any subsequent interim period prior to engaging Ernst & Young, neither the Company nor anyone on its behalf consulted Ernst & Young regarding (i) the application of accounting principles to any transaction; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or an event required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-K.

         The Board recommends that you vote FOR this proposal.

                                FISCAL YEAR 2000
                           ANNUAL REPORT AND FORM 10-K

         A COPY OF THE FISCAL YEAR 2000 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CONTAINS DETAILED INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS. THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER A COPY OF THE FORM 10-K, WITHOUT CHARGE, UPON WRITTEN REQUEST TO TOTAL RESEARCH CORPORATION, 5 INDEPENDENCE WAY, PRINCETON, NEW JERSEY, 08543,
ATTN: INVESTOR RELATIONS.

                             ADDITIONAL INFORMATION
Other business

         The Board does not expect any business to come up for stockholder vote at the Annual Meeting other than the items raised in this Proxy Statement. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

People with disabilities

         We can provide reasonable assistance to help you participate in the Annual Meeting if you tell us about your disability and your plan to attend the Annual Meeting. Please call or write the Secretary at least two weeks before the Annual Meeting at the number or address under the section titled "Questions?" below.

Outstanding shares

         On  October  16,   2000,   12,747,753   shares  of  Common  Stock  were
outstanding. Each share has one vote.

How we solicit proxies

         In addition to mailing, Total Research employees may solicit proxies personally, electronically or by telephone. Total Research pays the costs of soliciting this proxy.

Stockholder proposals for next year

         Any stockholder proposal which is intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 5 Independence Way, Princeton, NY 08543, Attention:
Corporate Secretary, by no later than July 12, 2001, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting, which meeting the Company expects will be held in December 2001. Any such proposals must comply in all respects with the rules and regulations of the Commission. Stockholders of the Company who intend to bring business before the Annual Meeting must also comply with the applicable procedures set froth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the Secretary's Office at the aforementioned address.

Questions?

         If you have questions or need more information about the Annual Meeting, write to:

                                            Corporate Secretary
                                            Total Research Corporation
                                            5 Independence Way
                                            Princeton, New Jersey 08543
                                            Attn: Corporate Secretary

                                            or call us at (609) 520-9100.

                                 OTHER BUSINESS

         The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

By Order of the Board of Directors,



David Brodsky
Chairman of the Board


Princeton, New Jersey
November 7, 2000

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